37. Subsequent events	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

37.Subsequent events

37.1     Corporate restructuring

On March 13, 2020, the Company and its subsidiary Smiles issued informing that, due to the extraordinary events in the national and international markets caused by the spread of COVID-19, and particularly by virtue of its structuring impacts on the aviation sector, they had canceled the corporate reorganization proposal submitted on December 9, 2019 and on February 4, 2020.

37.2     New codeshare agreement

On February 4, 2020, the Company, through its subsidiary GLA, announced a new reciprocal codeshare agreement with the airline American Airlines, thus creating the most frequent service between the United States and South America.

37.3     Call notice for the extraordinary shareholders’ meeting

On February 4, 2020, the Company issued a call notice for an extraordinary shareholders’ meeting to be held on March 5, 2020, to resolve on:

i.      approving the Protocol and Reasoning (“Protocol and Reasoning”) to be signed between the Management of the Company and the Management of the subsidiaries GLA and Smiles, which establishes the terms and conditions of the corporate reorganization, whose acts and events are linked and interdependent, in which the shares issued by Smiles will be merged into GLA and the shares issued by GLA will be merged into the Company. As a result, the Company will indirectly hold all shares issued by Smiles, with the resulting merger of the operations and equity base of the Company and of the subsidiary Smiles (“Reorganization”);

ii.    ratifying the appointment of the specialized company Apsis Consultoria e Avaliação Ltda. to prepare the valuation report of the economic value of GLA’s equity, for the Company to incorporate the shares issued by GLA (“Valuation Report of GLA Shares”);

iii.   approving the Valuation Report of GLA Shares;

iv.      approving the proposed Reorganization, under the terms of the Protocol and Reasoning;

v.    authorizing, due to the incorporation of GLA Shares, the increase of the Company’s share capital, to be subscribed and paid-in by GLA’s Management, with the due amendment of its bylaws (after establishing the final number of shares, depending on of the exchange ratio to be chosen by Smiles’ shareholders, and, therefore, the final number of shares of the to be issued by the Company due to the incorporation of GLA Shares) and also authorizing the Board of Directors to establish, after concluding Reorganization, the exact number of shares to be issued, as well as the amounts to be allocated to the share capital and the capital reserve;

vi.   approving the creation of preferred shares and redeemable preferred shares issued by the Company; and

vii.    approving the succession of the Long-Term Incentive Plan - Stock Option - Company’s Option to Purchase Smiles Shares, with the due assumption of the obligations arising therefrom.

37.4     Sale and leaseback of aircraft

On February 11, 2020, the Company has announced, through a Notice to the Market, announced the sale of 11 aircraft, which will reduce the Company’s net indebtedness by around R$500,000, reducing R$130,000 in the financial leases indebtedness and adding R$370,000 to the cash liquidity. Subsequently, the Company plans to use approximately R$330,000 of these funds to redeem the amount available from its Senior Notes of 8.875%, maturing in 2022.

37.5     Redemption of 2022 senior notes

On February 21, 2020, the Company has announced, through a Notice to the Market, that initiated the redemption of its 2022 senior notes which bear interest of 8.87% p.a.

The notes will be redeemed on March 23, 2020, at a price equivalent to 102.219% of the principal, and accrued interest not paid.

37.6     Actions and impacts resulting from the COVID-19 pandemic

The COVID-19 pandemic, which is seen by the World Health Organization as a “public health emergency of international interest,” has rapidly disseminated throughout the world, causing important disruptions in the global economic activity and starting an unprecedented crisis.

This crisis has significantly increased the uncertainty in the macroeconomic environment, and it will inevitably lead to global recession, according to the World Bank’s report named “The Economy in the Time of COVID-19,” published on April 12. In Brazil, a 5% GDP retraction is being expected in 2020, caused, above all, by weak external demand, lower oil prices, and sharp fall in the economic activity in order to contain the virus.

The measures taken in Brazil to reduce the speed of spread and dissemination of the disease include social distancing, travel restrictions and the closing of borders. As a result, the aircraft industry was one of the first and more affected sectors with regard to its operations and results. These impacts were immediate and severe.

To face this absolutely disruptive scenario, our Company, through its Executive Committee, which is made up of all management bodies, is attentively monitoring this situation and its developments; establishing financial and operational strategies; and defining how it can support the society. In a moment like this, our Company is willing to make all contributions possible by using the tools under its control. This said, our Management took the following actions in the subsequent period of theses financial statements:

37.6.1 Adjustment of operations – Essential Network

On March 16, GOL started to reduce its capacity by 50% to 60% in the domestic market, and by 90% to 95% in the international market, in order to reflect the changes in the demand from Customers.

On March 24, as Brazilians were adopting responsible social distancing measures and avoiding travelling due to the pandemic, we adjusted our network again from 750 to 50 essential daily flights between the São Paulo International Airport, located in the city of Guarulhos, and all 26 state capitals and Brasília (“Essential Network”).

Since then, GOL has gradually resumed its operations, operating an average of 120 daily flights during the month of June 2020.

37.6.2 Reduction in fixed and variable costs

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Variable costs: as mentioned above, we reviewed our flight network as the end of March in order to ensure essential services in all Brazilian capitals and the federal district, which corresponded to a reduction of 93% in domestic flights, and a temporary interruption in all international flights, thus reducing the related variable costs;

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Personnel Expenses: with effects expected as of April, the Company adopted measures aiming at a planned reduction of approximately 50% in payroll expenses and relevant charges, particularly with reduction of working hours and, consequently, a reduction of 35% in salaries of air service and ground service workers; negotiation to reduce the working hours of our crew by 50%; 40% reduction in the compensation of our officers; adoption of unpaid leave (LNR) by approximately 5.4 thousand employees (approximately 34% of our total staff), with these adoptions signed until March 31, 2020; and

•

In April, with effects expected as of May, we adopted the measures provided for in MP [Provisional Measure] 936/20, reducing the salaries of employees by 50%, the compensation of officers by 60%, and adopting the suspension of labor agreements of around 800 employees, in addition to the 5,400 employees previously mentioned.

•	Other expenses: suspension of expenses for advertising and publicity, and immediate interruption of projects of any nature which are not absolutely essential for the continuity of operations.

37.6.3 Preservation and strengthening of our cash position and liquidity

•	Aircraft and engines lease: negotiation with key lessors on the postponement of payments for a period of 3 to 6 months, which should enable us to retain funds of approximately R$452.4 million;
•	Fuel costs: agreements with suppliers on the postponement of payments, which should be resumed in installments as of September 2020;
•	Personnel Expenses: interruption in the payment of profit sharing and bonuses for the year 2019, and in the payment of the advance of the 13th salary and vacation pay;
•	Investments: suspension of non-essential CAPEX, including the interruption of “pre-delivery payments (PDPs); “
•	Engine maintenance services: postponement by 60 to 90 days of payments to suppliers;
•	Taxes, contributions and social charges – suspension of payment of federal taxes through the issue of a court injunction, and also as a result of the measures enacted by the Federal Government;
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Other expenses and revenues: agreement on the refund of expenses incurred since grounding of 737MAX aircraft, with an immediate effect of R$447 million on cash, which was received on April 1st, 2020; and

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Loans and financing: postponement of the R$148-million installment maturing in March 2020 to March 2022; obtainment of a waiver for all covenants maturing in 2020; and postponement of the maturity of working capital transactions scheduled for the first quarter of 2020.

37.6.4 Support from the Government and regulatory bodies

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Maintenance of receivables from air tickets: reduction in reimbursements and cancellations based on the Provisional Measure enacted by the Government, which provides for the rescheduling of flights within a period of up to 12 months;

•	Airport fees: change in the terms of payment of navigation and airport fees, which may be paid until December without penalties; and
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Maintenance of slots - ANAC: (i) allowance for cancellation of slots as per the regularity index, valid until the end of October 2020, in line with a similar decision issued by other civil aviation organizations and authorities, such as the European Commission and FAA; and (ii) extension of 120 days for renewal of licenses.

37.6.5 Adjustments and reclassifications accounted for in the subsequent period

As mentioned above, the impacts of the COVID-19 pandemic on the Company were immediate and severe, its main consequence being the adoption of the essential network. Below is presented a table summarizing the adjustments and reclassifications recorded in the subsequent period of these financial statements, as well as the details on each of these items and additional disclosures in the text below:

Consolidated
Adjustments
Provision for cancellation of mileage exchange	(22,271)
De-recognition of the cash flow hedge – fuel	(291,925)
De-recognition of the cash flow hedge – revenues in US$	(290,346)
Reclassifications
Taxes to recover in the short- and long-term	61,020

As a link between the travel and tourism industries, the subsidiary Smiles is also being affected by the crisis, with impacts on its operations and results. The main effect was the reduction, in the first quarter of 2020, in the volume of redemption of miles accumulated by the participants of the Smiles Program, particularly regarding air tickets, hotel accommodation and car rental. In April, the Company also recorded cancellations, above the usual levels, of miles redeemed in previous months. Accordingly, a provision for cancellations, in the amount of R$22,271 was recorded as of March 31, 2020.

Additionally, as a result of the reduction in operations due to the adoption of the essential network, the Company derecognized cash flow hedging transactions, since it expects a drop in the fuel consumption previously estimated. Accordingly, the amount of R$291,925 was transferred from the “equity valuation adjustment” group, in shareholders’ equity, to the item “derivative losses” in financial income.

Also, as a result of the temporary interruption in all international flights, the Company also derecognized the hedge accounting transactions used for protecting future revenues in foreign currency (subject matter of the hedge), using lease agreements as hedge instruments. Accordingly, the amount of R$290,346 was transferred from the “equity valuation adjustment” group, in shareholders’ equity, to the item “exchange variation expenses” in financial income.

The expectations of realization of assets and liabilities were reviewed. As a result, the Company reclassified Recoverable taxes and contributions in the amount of R$61,020, since the realization of these assets will be postponed.

With regard to lease balances payable as of March 31, 2020, short-term obligations in the amount of R$233,081 were renegotiated with creditors.

The Company has also conducted impairment tests in the balances of property, plant and equipment, goodwill and slots rights. No provision for impairment was recorded in the subsequent period.

37.6.6 Support to the Society, the Employees and the Customers

Passenger transportation services are essential for the society. We recognize our duty of care towards our audiences, and we are working closely to the authorities to help reduce the impact of COVID-19 on the population and the health services.

Regarding the flights in our essential network, we are taking extraordinary measures in addition to the strict sanitation standards of the civil aviation sector. Our aircraft are sanitized and disinfected on a daily basis.

The measures used include keeping the integrity and health of our employees as a priority. As from the second week of March, all administrative employees have been working remotely. The employees are being continuously monitored by the Company’s leadership and the People and Culture area, which manages our human resources.

In order to improve our Customer Assistance services in a period of high demand and uncertainty, we created specific communication channels on the coronavirus that are constantly updated. We reinforced our dedicated Customer Assistance team, giving priority to more urgent cases. This team helps customers with the reorganization of air ticket bookings with flexible conditions for changes in future flights.

Regarding the Smiles loyalty program, we have also improved the digital channels by deploying the free online cancellation self-service, which is available in our website and in the “Smiles Fidelidade” app, and our chat, for customers with optional GOL tickets. This system was developed internally in a record time.

Since the crisis may last for an undefined period and, thus, impact customers’ travel plans, our Smiles subsidiary announced that the effectiveness of the program’s categories is being postponed. Moreover, the current year is not being considered as base for requalification for the next year, since the analysis of downgrade of categories would take into account the accumulation of miles originated from stretches flown in the period from January to December 2020. This enables customers to gain more time within their categories, and take advantage of the benefits provided.

At the social level, as a contribution to and in recognition of those who fight COVID-19 on the frontline of the battle, the Company, in partnership with GLA, is now providing free transportation to health professionals, and in partnership with the subsidiary Smiles is now crediting miles for them to travel throughout Brazil to provide care to patients affected. At each GOL stretch flown, they receive 1,000 miles.

With the purpose of reducing the negative impacts of the COVID-19 crisis, Smiles Fidelidade has launched several initiatives to stimulate participants to use their miles in products offered by other partners, particularly retailers, through the Shopping Smiles program.

The Company’s most important commitment will continue to be the integrity and health of persons. Accordingly, we are strictly following the guidelines issued by WHO, and undertaking to do everything we can to face this turbulent period in the best way possible.

37.7 Downtime status of Boeing 737 MAX

In the first quarter of 2020,as a consequence the suspend the operation of its seven aircraft described in note 1 and the recognition of a long-lasting partnership, the Company reached an agreement with Boeing.

The terms of the agreement are strictly confidential, but they aim at providing (a) compensation for losses incurred since the stoppage of aircraft operations, to date, and as a result of the non-delivery of aircraft, as set forth in the purchase agreements; (b) reduction in the number of firm orders by 34 aircraft to 95 in total; (c) the flexibility to additionally the number of 35 aircraft; and (d) the flexibility to convert the existing orders for other Max-models.

In accordance with the accounting principles and standards in force, the amounts mentioned in the agreement were recognized in this quarterly financial information as follows: R$446,942 as “Receivables” in the current assets group, with counter-entries of R$136,962 in “advances for acquisition of property, plant and equipment” in fixed assets, since it is a repayment of “pre delivery payment” and R$309,980 recorded in the income statement, with R$63,041 as a result of exchange variation, R$193,503 as other income and expenses, net since it refers to a reimbursement of expenses incurred in prior years, and the remaining amount distributed in the other lines of the income statement. These amounts do not affect the statements of cash flow presented in this quarterly financial information.

The amount of R$446,942 was received in full by GOL on April 1, 2020.

Additionally, subject to future events, the Company will be entitled to credits with a present value of approximately R$1,901,306 to be invested in future acquisition of new aircraft, which, in turn, will reduce the amount of future depreciation and financial costs, since the credits will affect the present values of assets and liabilities related to use rights.